SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 9, 2012


                        GLOBAL EQUITY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                     000-54557                  27-3986073
(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)              File Number)          Identification Number)

    23 Frond "K" Palm Jumeirah, Dubai                               UAE
(Address of Principal Executive Offices)                         (Zip Code)

                                +971 (7) 204 7593
              (Registrant's telephone number, including area code)

 907 South Riverside Drive, Indiatlantic, Florida                  32903
   (Form Address of Principal Executive Offices)                 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement  communication pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communication pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.133-4(c))
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ITEM. 5.02  DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS WITH CERTAIN OFFICERS.

     On March 9, 2012, Pino Baldassarre resigned from the office of Corporate Secretary of the Company. Our Board of Directors appointed Enzo Taddei as our new Corporate Secretary. Mr. Taddei is also our Chief Financial Officer and a Director of the Company. We are not aware of any arrangements that may result in a change in control of the Company.

     Mr. Taddei entered into an Employment Agreement with the Company on September 1, 2011, a copy of which was included as Exhibit 10.2 to the Company's Form 10-12G filed with the Commission on September 1, 2011. No changes were made to Mr. Taddei's compensation as a result of his appointment as our Corporate Secretary. Mr. Taddei's business experience and background are set forth in the biographical information set forth below.

ENZO TADDEI, CHIEF FINANCIAL OFFICER, SECRETARY AND DIRECTOR, AGE 39

     Mr. Taddei was appointed as our Chief Financial Officer and a member of our Board of Directors on September 1, 2011. From November 2010 until December 8, 2011, when he resigned from such offices, Mr. Taddei was a member of the Board of Directors and part-time Chief Financial Officer of Networking Partners, Inc., a social networking company. Mr. Taddei resigned from such offices in order to devote more time and effort to our Company. From May 2009 until the present date, Mr. Taddei has served as Chief Executive Officer and Chief Financial Officer of E3B Consulting Network SL (a firm engaged in accounting and property management). Mr. Taddei spends only a couple of hours a month on E3B Consulting business. From March 2007 until May 2009, Mr. Taddei served as Chief Financial Officer of Dolphin Digital Media (a company engaged in social networking). From August 2006 until March 2007, Mr. Taddei served as Chief Financial Officer of Plays on the Net PLC (an E Commerce firm). From July 1999 until August 2006, Mr. Taddei served as Chief Executive Officer and Chief Financial Officer of Adesso Res Asesores (an accounting firm). In addition to being an accountant and tax consultant by profession, Mr. Taddei is proficient in three languages: English, Spanish and Italian. He obtained a Degree in Economics from the University of Malaga (Spain) in 1998 and also a Bachelor in Business Administration (BBA) from the University of Wales in 1996. He also holds a Masters Degree in Spanish and International Taxation granted to him by EADE University in Malaga (Spain) in 2000.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits Description

10.1 Employment Agreement dated September 1, 2011, between Global Equity International, Inc. and Enzo Taddei (incorporated by reference to
         Exhibit 10.2 to the Company's Form 10-12G registration statement filed with the Commission on December 1, 2011).

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 20, 2012
                                         GLOBAL EQUITY INTERNATIONAL, INC.

                                         By: /s/ Enzo Taddei
                                             -----------------------------------
                                             Enzo Taddei
                                             Chief Financial Officer

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